EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD PRIME REPORTS THIRD QUARTER 2017 RESULTS
Comparable RevPAR for all Hotels Not Under Renovation decreased 2.9%
Announced Further Progress on Non-Core Hotels Strategy
Completes Refinancing of the Bardessono Hotel and Spa

DALLAS, November 1, 2017 -- Ashford Hospitality Prime, Inc. (NYSE: AHP) (“Ashford Prime” or the “Company”) today reported the following results and performance measures for the third quarter ended September 30, 2017. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of September 30, 2017 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2017, with the third quarter ended September 30, 2016 (see discussion below). The Company’s Ritz-Carlton St. Thomas and Pier House Resort have been included in Hotels Under Renovation for the third quarter given the impact from the recent hurricanes. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Focused strategy of investing in luxury hotels and resorts

•	Targets conservative leverage levels of 45% Net Debt to Gross Assets

•	Highly-aligned management team and advisory structure

•	Dividend yield of approximately 6.7%

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders for the quarter was $2.7 million or $0.09 per diluted share

•	Comparable RevPAR for all hotels decreased 5.3% to $211.36 during the third quarter

•	Comparable RevPAR for all hotels not under renovation decreased 2.9% to $204.72 during the third quarter

•	Comparable Hotel EBITDA Margin for all hotels increased 13 basis points for the quarter

•	Comparable Hotel EBITDA flow-through for all hotels was 72% for the quarter

•	Adjusted funds from operations (AFFO) was $0.37 per diluted share for the quarter as compared with $0.38 per diluted share from the prior-year quarter

•	Adjusted EBITDA was $26.0 million for the quarter reflecting 18.3% growth over the prior year quarter

•	During the quarter, the Company announced that it had refinanced a mortgage loan on the Bardessono Hotel and Spa

•	Capex invested during the quarter was $11.0 million

AHP Reports Third Quarter Results

November 1, 2017

UPDATE ON IMPACT FROM HURRICANES
The Company’s third quarter 2017 results were impacted by the effects of recent hurricanes at its Ritz-Carlton St. Thomas hotel in St. Thomas, USVI and its Pier House Resort & Spa hotel in Key West, Florida.

The Company’s Ritz-Carlton St. Thomas resort received physical damage from Hurricane Irma and the Company continues to work with its insurers to assess the damage. Three of the six guestroom buildings on the property were damaged, and the Company, along with Ritz-Carlton, will be examining the implementation of a planned renovation program. The resort, which represents 6.8% of Ashford Prime's Hotel EBITDA on a trailing twelve-month basis through the third quarter, remains functioning and currently has 73 of its 180 guest rooms available for those taking part in the recovery effort.

The Company's Pier House Resort & Spa also sustained physical damage from Hurricane Irma. The property represents 7.2% of Ashford Prime's Hotel EBITDA on a trailing twelve-month basis through the third quarter. The hotel is accepting reservations and has resumed operations with all of its 142 guest rooms available and in service. The Company continues to work with its insurers to assess the damage and is underway with renovation projects to restore affected areas of the property.

The Company does not expect its uncovered losses from these natural disasters to exceed $5 million and also does not expect its covered losses to exceed its coverage cap. For purposes of calculating Adjusted EBITDA and Adjusted Funds From Operations, the Company has added back the uninsured costs relating to the hurricanes.

UPDATE ON NON-CORE HOTELS STRATEGY
Consistent with the announcement of its refined strategy of focusing on luxury hotels and resorts, the Company has been exploring opportunities to either reposition its non-core hotels to better fit that strategy or to opportunistically sell them if conditions warrant.

To that end, as previously announced, the Company’s Courtyard Philadelphia Downtown hotel is being converted to an Autograph Collection hotel by June 30, 2019 pursuant to a conversion Product Improvement Plan ("PIP") currently estimated to be approximately $23 million - including updates to the guestrooms, guest bathrooms, corridors, lobby, restaurant, and meeting space - which will create a distinctive theme and style for the property that is commensurate with the Autograph Collection product. Marriott will continue to manage the property after the conversion.

Also, on November 1, 2017, the Company announced plans to convert its Courtyard San Francisco Downtown hotel to an Autograph Collection hotel by December 2019 pursuant to a conversion PIP currently estimated to be approximately $30 million incremental to capital projects already underway - including updates to the guestrooms, guest bathrooms, corridors, lobby, restaurant, facade, and meeting space - which will create a distinctive theme and style for the property that is commensurate with the Autograph Collection product. Marriott will continue to manage the property after the conversion.

Additionally, on November 1, 2017, the Company announced that it had completed the sale of its Marriott Plano Legacy hotel in Plano, Texas for $104 million. The Company also announced that it is in the process of marketing for sale its other non-core hotel, the Renaissance Tampa in Tampa, FL.

CAPITAL STRUCTURE
At September 30, 2017, the Company had total assets of $1.5 billion. As of September 30, 2017, the Company had $914 million of mortgage debt of which $48 million related to its joint venture partner’s share of debt on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined debt had a blended average interest rate of 4.0%.

On August 21, 2017, the Company announced it had refinanced a mortgage loan secured by the Bardessono Hotel and

AHP Reports Third Quarter Results

November 1, 2017

Spa with an existing outstanding balance totaling $40 million. The new loan totals $40 million and has a five year term. The loan is interest only and provides for a floating interest rate of LIBOR + 2.55%. The new loan is expected to result in annual interest savings of approximately $1 million.

PORTFOLIO REVPAR
As of September 30, 2017, the portfolio consisted of thirteen properties. During the third quarter of 2017, ten of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 13 hotels) and comparable not under renovation basis (10 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR decreased 5.3% to $211.36 for all hotels on a 1.4% decrease in ADR and a 4.0% decrease in occupancy

•	Comparable RevPAR decreased 2.9% to $204.72 for hotels not under renovation on a 1.9% decrease in ADR and 1.0% decrease in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the thirteen hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On September 14, 2017, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.16 per diluted share for the Company's common stock for the third quarter ending September 30, 2017.  The dividend, which equates to an annual rate of $0.64 per share, is payable on October 16, 2017, to shareholders of record as of September 30, 2017.
“While this was a challenging quarter for us on multiple fronts, we remain focused on the execution of our strategies to both grow our portfolio within the luxury chain scale segment as well as find value-enhancing opportunities within our non-core portfolio,” commented Richard J. Stockton, Ashford Prime's President and Chief Executive Officer. “During the quarter we faced hurricanes, renovation disruption at our Courtyard San Francisco, and a difficult year-over-year comp at our Courtyard Philadelphia. While these short term issues impacted our results, we do not believe it impacted the long-term value proposition of our high quality portfolio. We made significant progress on our non-core hotel strategy as evidenced by our announcements that we will convert the Courtyard San Francisco to an Autograph Collection hotel, that we have sold the Marriott Plano, and that we began marketing for sale the Renaissance Tampa. Progress on this front demonstrates our commitment to execute on our strategy in a manner that is accretive to long-term shareholder returns.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Prime, Inc. will conduct a conference call on Thursday, November 2, 2017, at 11:00 a.m. ET. The number to call for this interactive teleconference is (719) 325-4839. A replay of the conference call will be available through Thursday, November 9, 2017, by dialing (719) 457-0820 and entering the confirmation number, 7284152.
The Company will also provide an online simulcast and rebroadcast of its third quarter 2017 earnings release conference call. The live broadcast of Ashford Hospitality Prime’s quarterly conference call will be available online at the

AHP Reports Third Quarter Results

November 1, 2017

Company's web site, www.ahpreit.com on Thursday, November 2, 2017, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company's operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel EBITDA. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. None of FFO, AFFO, EBITDA or Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel EBITDA to be meaningful measures of a REIT's performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

* * * * *

Ashford Hospitality Prime is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the implied share price for the Company's common stock. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Prime's control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Prime's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's annual net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. Hotel EBITDA Margin is Hotel EBITDA divided by total revenues. Funds from operations ("FFO"), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)

	September 30, 2017	December 31, 2016
ASSETS
Investments in hotel properties, gross	$1,529,111	$1,258,412
Accumulated depreciation	(297,976)	(243,880)
Investments in hotel properties, net	1,231,135	1,014,532
Cash and cash equivalents	126,771	126,790
Restricted cash	31,609	37,855
Accounts receivable, net of allowance of $236 and $96, respectively	20,493	18,194
Insurance receivable	19,037	—
Inventories	1,739	1,479
Note receivable	8,098	8,098
Deferred costs, net	745	1,020
Prepaid expenses	4,493	3,669
Investment in Ashford Inc., at fair value	11,810	8,407
Derivative assets	758	1,149
Other assets	4,524	2,249
Intangible assets, net	22,615	22,846
Due from Ashford Trust OP, net	—	488
Due from AQUA U.S. Fund	—	2,289
Due from related party, net	645	377
Due from third-party hotel managers	7,492	7,555
Total assets	$1,491,964	$1,256,997

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$906,820	$764,616
Accounts payable and accrued expenses	59,912	44,791
Dividends and distributions payable	8,599	5,038
Due to Ashford Inc.	1,380	5,085
Due to affiliate	—	2,500
Due to third-party hotel managers	2,633	973
Intangible liability, net	3,583	3,625
Other liabilities	1,576	1,432
Total liabilities	984,503	828,060

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 4,965,850 and 2,890,850 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively	106,123	65,960
Redeemable noncontrolling interests in operating partnership	45,782	59,544
Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 31,950,777 and 26,021,552 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively	319	260
Additional paid-in capital	467,460	401,790
Accumulated deficit	(106,941)	(93,254)
Total stockholders' equity of the Company	360,838	308,796
Noncontrolling interest in consolidated entities	(5,282)	(5,363)
Total equity	355,556	303,433
Total liabilities and equity	$1,491,964	$1,256,997

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
REVENUE
Rooms	$77,336	$73,944	$224,203	$222,778
Food and beverage	23,147	20,106	75,600	72,022
Other	7,597	5,568	21,588	16,977
Total hotel revenue	108,080	99,618	321,391	311,777
Other	39	33	116	103
Total revenue	108,119	99,651	321,507	311,880
EXPENSES
Hotel operating expenses
Rooms	17,698	16,926	51,108	49,841
Food and beverage	17,766	15,944	53,890	51,656
Other expenses	35,182	28,249	94,934	86,923
Management fees	3,889	3,820	11,643	11,958
Total hotel operating expenses	74,535	64,939	211,575	200,378
Property taxes, insurance and other	5,197	5,120	15,641	14,677
Depreciation and amortization	14,133	11,175	39,573	34,342
Impairment charges	1,008	—	1,008	—
Advisory services fee:
Base advisory fee	2,300	2,103	6,579	6,334
Reimbursable expenses	462	730	1,541	2,027
Incentive fee	—	487	—	772
Non-cash stock/unit-based compensation	(948)	1,134	(2,298)	3,220
Contract modification cost	—	—	5,000	—
Transaction costs	244	63	6,638	501
Corporate, general and administrative:
Non-cash stock/unit-based compensation	—	50	245	271
Other general and administrative	1,602	2,603	6,762	16,143
Total operating expenses	98,533	88,404	292,264	278,665
OPERATING INCOME (LOSS)	9,586	11,247	29,243	33,215
Equity in earnings (loss) of unconsolidated entity	—	—	—	(2,587)
Interest income	198	50	475	132
Gain (loss) on sale of hotel property	—	26,359	—	26,359
Other income (expense)	(22)	(78)	(292)	(88)
Interest expense	(9,254)	(9,028)	(24,989)	(28,660)
Amortization of loan costs	(1,356)	(767)	(3,754)	(2,406)
Write-off of loan costs and exit fees	(380)	(2,595)	(2,343)	(2,595)
Unrealized gain (loss) on investments	1,875	(458)	3,403	(1,091)
Unrealized gain (loss) on derivatives	(531)	(3,912)	(1,529)	2,218
INCOME (LOSS) BEFORE INCOME TAXES	116	20,818	214	24,497
Income tax (expense) benefit	(333)	504	(334)	(1,022)
NET INCOME (LOSS)	(217)	21,322	(120)	23,475
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,143)	(2,504)	(2,736)	(2,569)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	360	(1,960)	958	(1,994)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(1,000)	16,858	(1,898)	18,912
Preferred dividends	(1,707)	(994)	(5,087)	(2,866)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(2,707)	$15,864	$(6,985)	$16,046

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.09)	$0.61	$(0.25)	$0.58
Weighted average common shares outstanding – basic	31,483	25,554	30,089	27,261
Diluted:
Net income (loss) attributable to common stockholders	$(0.09)	$0.55	$(0.25)	$0.56
Weighted average common shares outstanding – diluted	31,483	33,874	30,089	31,887
Dividends declared per common share:	$0.16	$0.12	$0.48	$0.34

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Net income (loss)	$(217)	$21,322	$(120)	$23,475
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,143)	(2,504)	(2,736)	(2,569)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	360	(1,960)	958	(1,994)
Net income (loss) attributable to the Company	(1,000)	16,858	(1,898)	18,912
Interest income	(195)	(50)	(470)	(132)
Interest expense and amortization of loan costs	10,111	9,380	27,338	29,839
Depreciation and amortization	13,406	10,459	37,409	32,216
Income tax expense (benefit)	426	(504)	319	1,022
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(360)	1,960	(958)	1,994
EBITDA available to the Company and OP unitholders	22,388	38,103	61,740	83,851
Amortization of favorable (unfavorable) contract assets (liabilities)	43	43	136	69
Transaction and management conversion costs	260	63	6,700	501
Other (income) expense	22	78	292	88
Gain (loss) on sale of hotel property	—	(26,359)	—	(26,359)
Write-off of loan costs and exit fees	380	2,595	2,343	2,595
Unrealized (gain) loss on investments	(1,875)	458	(3,403)	1,091
Unrealized (gain) loss on derivatives	531	3,912	1,529	(2,218)
Non-cash stock/unit-based compensation	(921)	1,234	(1,992)	3,541
Legal, advisory and settlement costs	560	1,830	3,508	14,056
Contract modification cost	—	—	5,000	—
Software implementation costs	—	—	79	—
Impairment and uninsured hurricane related costs	4,581	—	4,581	—
Company’s portion of unrealized (gain) loss of investment in securities investment fund	—	—	—	2,587
Adjusted EBITDA available to the Company and OP unitholders	$25,969	$21,957	$80,513	$79,802
ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Net income (loss)	$(217)	$21,322	$(120)	$23,475
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,143)	(2,504)	(2,736)	(2,569)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	360	(1,960)	958	(1,994)
Preferred dividends	(1,707)	(994)	(5,087)	(2,866)
Net income (loss) attributable to common stockholders	(2,707)	15,864	(6,985)	16,046
Depreciation and amortization on real estate	13,406	10,459	37,409	32,216
Impairment charges on real estate	1,008	—	1,008	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(360)	1,960	(958)	1,994
Gain (loss) on sale of hotel property	—	(26,359)	—	(26,359)
FFO available to common stockholders and OP unitholders	11,347	1,924	30,474	23,897
Preferred dividends	1,707	994	5,087	2,866
Transaction and management conversion costs	260	63	6,700	501
Other (income) expense	22	78	292	88
Write-off of loan costs and exit fees	380	2,595	2,343	2,595
Unrealized (gain) loss on investments	(1,875)	458	(3,403)	1,091
Unrealized (gain) loss on derivatives	531	3,912	1,529	(2,218)
Non-cash stock/unit-based compensation	(921)	1,234	(1,992)	3,541
Legal, advisory and settlement costs	560	1,830	3,508	14,056
Contract modification cost	—	—	5,000	—
Software implementation costs	—	—	79	—
Uninsured hurricane related costs	3,573	—	3,573	—
Company’s portion of unrealized (gain) loss of investment in securities investment fund	—	—	—	2,587
Adjusted FFO available to the Company and OP unitholders	$15,584	$13,088	$53,190	$49,004
Adjusted FFO per diluted share available to the Company and OP unitholders	$0.37	$0.38	$1.31	$1.38
Weighted average diluted shares	42,519	33,995	40,465	35,609

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
SEPTEMBER 30, 2017
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (8)	Comparable TTM EBITDA Debt Yield
Apollo Ritz-Carlton St. Thomas - 1 hotel	December 2017	LIBOR + 4.95%	$—	$42,000	(1)	$42,000	$9,432	22.5%
GACC Sofitel - 1 hotel	March 2018	LIBOR + 2.30%	—	80,000	(2)	80,000	6,390	8.0%
Credit Agricole Pier House - 1 hotel	March 2018	LIBOR + 2.25%	—	70,000	(3)	70,000	9,994	14.3%
TIF Philly CY - 1 hotel	June 2018	12.85%	8,098	—		8,098	N/A	N/A
Morgan Stanley Pool - 5 hotels	February 2019	LIBOR + 2.58%	—	365,000	(4)	365,000	57,765	15.8%
JPMorgan Park Hyatt Beaver Creek - 1 hotel	April 2019	LIBOR + 2.75%	—	67,500	(1)	67,500	9,972	14.8%
Aareal - 2 hotels	November 2019	LIBOR + 2.65%	—	190,481	(5)	190,481	32,818	17.2%
Secured revolving credit facility - various	November 2019	Base Rate(7) + 1.25% to 2.50% or LIBOR + 2.25% to 3.50%	—	—	(6)	—	N/A	N/A
BAML Hotel Yountville - 1 hotel	May 2022	LIBOR + 2.55%	—	51,000		51,000	6,233	12.2%
BAML Bardessono - 1 hotel	August 2022	LIBOR + 2.55%	—	40,000		40,000	5,378	13.4%
Total			$8,098	$905,981		$914,079	$137,982	15.1%
Percentage			0.9%	99.1%		100.0%
Weighted average interest rate			12.85%	3.90%		3.98%
All indebtedness is non-recourse with the exception of the secured revolving credit facility.
(1)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in March 2017.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in March 2017.
(4)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions.
(5)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions.
(6)    This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2019.
(7)    Base Rate, as defined in the secured revolving credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.
(8)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
SEPTEMBER 30, 2017
(dollars in thousands)
(unaudited)

	2017	2018	2019	2020	2021	Thereafter	Total
Secured revolving credit facility - various	$—	$—	$—	$—	$—	$—	$—
TIF Philly CY - 1 hotel	—	8,098	—	—	—	—	8,098
GACC Sofitel - 1 hotel	—	—	80,000	—	—	—	80,000
Credit Agricole Pier House - 1 hotel	—	—	—	70,000	—	—	70,000
Apollo Ritz-Carlton St. Thomas - 1 hotel	—	—	—	42,000	—	—	42,000
Aareal - 2 hotels	—	—	—	—	177,486	—	177,486
Morgan Stanley Pool - 5 hotels	—	—	—	—	—	365,000	365,000
JPMorgan Park Hyatt Beaver Creek - 1 hotel	—	—	—	—	—	67,500	67,500
BAML Hotel Yountville - 1 hotel	—	—	—	—	—	51,000	51,000
BAML Bardessono - 1 hotel	—	—	—	—	—	40,000	40,000
Principal due in future periods	$—	$8,098	$80,000	$112,000	$177,486	$523,500	$901,084
Scheduled amortization payments remaining	708	2,939	3,120	3,312	2,916	—	12,995
Total indebtedness	$708	$11,037	$83,120	$115,312	$180,402	$523,500	$914,079

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$77,336	$—	$77,336	$73,944	$7,582	$81,526	4.59%	(5.14)%
RevPAR	$211.36	$—	$211.36	$217.11	$305.22	$223.10	(2.65)%	(5.26)%
Occupancy	83.00%	—%	83.00%	86.89%	79.96%	86.42%	(4.48)%	(3.96)%
ADR	$254.65	$—	$254.65	$249.86	$381.72	$258.15	1.92%	(1.36)%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$224,203	$13,507	$237,710	$222,778	$17,892	$240,670	0.64%	(1.23)%
RevPAR	$212.01	$491.16	$219.08	$210.20	$628.23	$221.14	0.86%	(0.93)%
Occupancy	81.92%	80.63%	81.89%	83.65%	54.39%	82.89%	(2.07)%	(1.21)%
ADR	$258.79	$609.13	$267.53	$251.27	$1,155.08	$266.79	2.99%	0.28%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$61,156	$—	$61,156	$55,347	$7,582	$62,929	10.50%	(2.82)%
RevPAR	$204.72	$—	$204.72	$202.22	$305.22	$210.79	1.24%	(2.88)%
Occupancy	84.91%	—%	84.91%	86.30%	79.96%	85.77%	(1.61)%	(1.00)%
ADR	$241.10	$—	$241.10	$234.32	$381.72	$245.75	2.89%	(1.89)%

ALL HOTELS NOT UNDER RENOVATION:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$164,520	$13,507	$178,027	$158,783	$17,892	$176,675	3.61%	0.77%
RevPAR	$191.62	$491.16	$200.92	$184.49	$628.23	$198.71	3.86%	1.11%
Occupancy	82.54%	80.63%	82.48%	82.69%	54.39%	81.78%	(0.18)%	0.86%
ADR	$232.15	$609.13	$243.59	$223.11	$1,155.08	$242.96	4.05%	0.26%
NOTES:

(1)
The above comparable information assumes the ten hotel properties owned and included in the Company's operations at September 30, 2017, and not under renovation during the three months ended September 30, 2017, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Key West Pier House Resort, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2017	2016	% Variance	2017	2016	% Variance
Total hotel revenue	$108,080	$99,618	8.49%	$321,391	$311,777	3.08%
Non-comparable adjustments	—	13,853		23,086	35,768
Comparable total hotel revenue	$108,080	$113,471	(4.75)%	$344,477	$347,545	(0.88)%

Hotel EBITDA	$33,030	$29,971	10.21%	$100,132	$97,913	2.27%
Non-comparable adjustments	—	4,561		8,191	10,163
Comparable hotel EBITDA	$33,030	$34,532	(4.35)%	$108,323	$108,076	0.23%
Hotel EBITDA margin	30.56%	30.09%	0.47%	31.16%	31.40%	(0.24)%
Comparable hotel EBITDA margin	30.56%	30.43%	0.13%	31.45%	31.10%	0.35%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,618	$1,688	(4.15)%	$6,483	$5,864	10.55%
Hotel EBITDA attributable to the Company and OP unitholders	$31,412	$28,283	11.07%	$93,649	$92,049	1.74%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$31,412	$32,844	(4.36)%	$101,840	$102,212	(0.36)%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2017	2016	% Variance	2017	2016	% Variance
Total hotel revenue	$85,390	$74,040	15.33%	$237,295	$222,471	6.66%
Non-comparable adjustments	—	13,853		23,086	35,768
Comparable total hotel revenue	$85,390	$87,893	(2.85)%	$260,381	$258,239	0.83%

Hotel EBITDA	$26,877	$24,381	10.24%	$74,063	$71,726	3.26%
Non-comparable adjustments	—	4,561		8,191	10,163
Comparable hotel EBITDA	$26,877	$28,942	(7.13)%	$82,254	$81,889	0.45%
Hotel EBITDA margin	31.48%	32.93%	(1.45)%	31.21%	32.24%	(1.03)%
Comparable hotel EBITDA margin	31.48%	32.93%	(1.45)%	31.59%	31.71%	(0.12)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,618	$1,688	(4.15)%	$6,483	$5,864	10.55%
Hotel EBITDA attributable to the Company and OP unitholders	$25,259	$22,693	11.31%	$67,580	$65,862	2.61%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$25,259	$27,254	(7.32)%	$75,771	$76,025	(0.33)%
NOTES:

(1)
The above comparable information assumes the ten hotel properties owned and included in the Company's operations at September 30, 2017, and not under renovation during the three months ended September 30, 2017, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Excluded Hotels Under Renovation:
Key West Pier House Resort, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$9,518	$—	$9,518	$9,720	$—	$9,720	(2.08)%	(2.08)%
Total hotel revenue	$12,949	$—	$12,949	$13,427	$—	$13,427	(3.56)%	(3.56)%
Hotel EBITDA	$2,639	$—	$2,639	$3,228	$—	$3,228	(18.25)%	(18.25)%
Hotel EBITDA margin	20.38%		20.38%	24.04%		24.04%	(3.66)%	(3.66)%
Selected Operating Information:
RevPAR	$188.10	$—	$188.10	$192.09	$—	$192.09	(2.08)%	(2.08)%
Occupancy	91.42%	—%	91.42%	91.90%	—%	91.90%	(0.52)%	(0.52)%
ADR	$205.75	$—	$205.75	$209.03	$—	$209.03	(1.57)%	(1.57)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$7,279	$—	$7,279	$6,748	$—	$6,748	7.87%	7.87%
Total hotel revenue	$11,643	$—	$11,643	$10,747	$—	$10,747	8.34%	8.34%
Hotel EBITDA	$3,835	$—	$3,835	$3,525	$—	$3,525	8.79%	8.79%
Hotel EBITDA margin	32.94%		32.94%	32.80%		32.80%	0.14%	0.14%
Selected Operating Information:
RevPAR	$200.81	$—	$200.81	$186.16	$—	$186.16	7.87%	7.87%
Occupancy	90.83%	—%	90.83%	90.40%	—%	90.40%	0.48%	0.48%
ADR	$221.09	$—	$221.09	$205.94	$—	$205.94	7.36%	7.36%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$7,144	$—	$7,144	$8,050	$—	$8,050	(11.25)%	(11.25)%
Total hotel revenue	$9,379	$—	$9,379	$10,672	$—	$10,672	(12.12)%	(12.12)%
Hotel EBITDA	$2,164	$—	$2,164	$3,026	$—	$3,026	(28.49)%	(28.49)%
Hotel EBITDA margin	23.07%		23.07%	28.35%		28.35%	(5.28)%	(5.28)%
Selected Operating Information:
RevPAR	$187.12	$—	$187.12	$210.87	$—	$210.87	(11.26)%	(11.26)%
Occupancy	87.50%	—%	87.50%	91.35%	—%	91.35%	(4.21)%	(4.21)%
ADR	$213.86	$—	$213.86	$230.83	$—	$230.83	(7.35)%	(7.35)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$4,571	$—	$4,571	$4,424	$—	$4,424	3.32%	3.32%
Total hotel revenue	$5,722	$—	$5,722	$5,614	$—	$5,614	1.92%	1.92%
Hotel EBITDA	$2,143	$—	$2,143	$1,916	$—	$1,916	11.85%	11.85%
Hotel EBITDA margin	37.45%		37.45%	34.13%		34.13%	3.32%	3.32%
Selected Operating Information:
RevPAR	$801.33	$—	$801.33	$775.56	$—	$775.56	3.32%	3.32%
Occupancy	87.54%	—%	87.54%	91.83%	—%	91.83%	(4.67)%	(4.67)%
ADR	$915.44	$—	$915.44	$844.55	$—	$844.55	8.39%	8.39%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$2,884	$—	$2,884	$3,790	$—	$3,790	(23.91)%	(23.91)%
Total hotel revenue	$3,729	$—	$3,729	$4,888	$—	$4,888	(23.71)%	(23.71)%
Hotel EBITDA	$1,148	$—	$1,148	$1,676	$—	$1,676	(31.50)%	(31.50)%
Hotel EBITDA margin	30.79%		30.79%	34.29%		34.29%	(3.50)%	(3.50)%
Selected Operating Information:
RevPAR	$220.73	$—	$220.73	$290.06	$—	$290.06	(23.90)%	(23.90)%
Occupancy	64.34%	—%	64.34%	87.91%	—%	87.91%	(26.81)%	(26.81)%
ADR	$343.08	$—	$343.08	$329.97	$—	$329.97	3.97%	3.97%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$4,073	$—	$4,073	$—	$4,363	$4,363	—%	(6.65)%
Total hotel revenue	$4,698	$—	$4,698	$—	$5,097	$5,097	—%	(7.83)%
Hotel EBITDA	$2,449	$—	$2,449	$—	$2,746	$2,746	—%	(10.82)%
Hotel EBITDA margin	52.13%		52.13%	—%		53.87%	52.13%	(1.74)%
Selected Operating Information:
RevPAR	$553.38	$—	$553.38	$—	$592.81	$592.81	—%	(6.65)%
Occupancy	84.02%	—%	84.02%	—%	91.75%	91.75%	—%	(8.43)%
ADR	$658.62	$—	$658.62	$—	$646.10	$646.10	—%	1.94%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$3,203	$—	$3,203	$—	$3,219	$3,219	—%	(0.50)%
Total hotel revenue	$8,714	$—	$8,714	$—	$8,756	$8,756	—%	(0.48)%
Hotel EBITDA	$1,685	$—	$1,685	$—	$1,811	$1,811	—%	(6.96)%
Hotel EBITDA margin	19.34%		19.34%	—%		20.68%	19.34%	(1.34)%
Selected Operating Information:
RevPAR	$183.24	$—	$183.24	$—	$184.13	$184.13	—%	(0.48)%
Occupancy	71.12%	—%	71.12%	—%	74.99%	74.99%	—%	(5.16)%
ADR	$257.66	$—	$257.66	$—	$245.53	$245.53	—%	4.94%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$6,341	$—	$6,341	$8,209	$—	$8,209	(22.76)%	(22.76)%
Total hotel revenue	$7,595	$—	$7,595	$9,544	$—	$9,544	(20.42)%	(20.42)%
Hotel EBITDA	$2,926	$—	$2,926	$4,081	$—	$4,081	(28.30)%	(28.30)%
Hotel EBITDA margin	38.53%		38.53%	42.76%		42.76%	(4.23)%	(4.23)%
Selected Operating Information:
RevPAR	$138.13	$—	$138.13	$178.82	$—	$178.82	(22.75)%	(22.75)%
Occupancy	83.16%	—%	83.16%	84.50%	—%	84.50%	(1.59)%	(1.59)%
ADR	$166.09	$—	$166.09	$211.62	$—	$211.62	(21.51)%	(21.51)%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$4,581	$—	$4,581	$4,739	$—	$4,739	(3.33)%	(3.33)%
Total hotel revenue	$6,871	$—	$6,871	$7,122	$—	$7,122	(3.52)%	(3.52)%
Hotel EBITDA	$2,402	$—	$2,402	$2,273	$—	$2,273	5.68%	5.68%
Hotel EBITDA margin	34.96%		34.96%	31.92%		31.92%	3.04%	3.04%
Selected Operating Information:
RevPAR	$123.26	$—	$123.26	$127.50	$—	$127.50	(3.33)%	(3.33)%
Occupancy	68.80%	—%	68.80%	71.36%	—%	71.36%	(3.59)%	(3.59)%
ADR	$179.16	$—	$179.16	$178.68	$—	$178.68	0.27%	0.27%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$8,655	$—	$8,655	$9,602	$—	$9,602	(9.86)%	(9.86)%
Total hotel revenue	$9,903	$—	$9,903	$10,799	$—	$10,799	(8.30)%	(8.30)%
Hotel EBITDA	$4,280	$—	$4,280	$3,807	$—	$3,807	12.42%	12.42%
Hotel EBITDA margin	43.22%		43.22%	35.25%		35.25%	7.97%	7.97%
Selected Operating Information:
RevPAR	$230.57	$—	$230.57	$257.71	$—	$257.71	(10.53)%	(10.53)%
Occupancy	81.46%	—%	81.46%	93.95%	—%	93.95%	(13.29)%	(13.29)%
ADR	$283.04	$—	$283.04	$274.31	$—	$274.31	3.18%	3.18%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$10,850	$—	$10,850	$10,186	$—	$10,186	6.52%	6.52%
Total hotel revenue	$12,883	$—	$12,883	$12,072	$—	$12,072	6.72%	6.72%
Hotel EBITDA	$5,390	$—	$5,390	$5,386	$—	$5,386	0.07%	0.07%
Hotel EBITDA margin	41.84%		41.84%	44.62%		44.62%	(2.78)%	(2.78)%
Selected Operating Information:
RevPAR	$327.53	$—	$327.53	$309.27	$—	$309.27	5.90%	5.90%
Occupancy	95.00%	—%	95.00%	92.68%	—%	92.68%	2.50%	2.50%
ADR	$344.78	$—	$344.78	$333.71	$—	$333.71	3.32%	3.32%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$4,641	$—	$4,641	$5,205	$—	$5,205	(10.84)%	(10.84)%
Total hotel revenue	$9,058	$—	$9,058	$9,890	$—	$9,890	(8.41)%	(8.41)%
Hotel EBITDA	$725	$—	$725	$107	$—	$107	577.57%	577.57%
Hotel EBITDA margin	8.00%		8.00%	1.08%		1.08%	6.92%	6.92%
Selected Operating Information:
RevPAR	$280.28	$—	$280.28	$314.34	$—	$314.34	(10.84)%	(10.84)%
Occupancy	66.79%	—%	66.79%	80.01%	—%	80.01%	(16.52)%	(16.52)%
ADR	$419.61	$—	$419.61	$392.86	$—	$392.86	6.81%	6.81%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$3,596	$—	$3,596	$3,271	$—	$3,271	9.94%	9.94%
Total hotel revenue	$4,936	$—	$4,936	$4,843	$—	$4,843	1.92%	1.92%
Hotel EBITDA	$1,244	$—	$1,244	$950	$—	$950	30.95%	30.95%
Hotel EBITDA margin	25.20%		25.20%	19.62%		19.62%	5.58%	5.58%
Selected Operating Information:
RevPAR	$133.39	$—	$133.39	$121.33	$—	$121.33	9.94%	9.94%
Occupancy	82.50%	—%	82.50%	77.84%	—%	77.84%	5.99%	5.99%
ADR	$161.68	$—	$161.68	$155.87	$—	$155.87	3.73%	3.73%

PRIME PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$77,336	$—	$77,336	$73,944	$7,582	$81,526	4.59%	(5.14)%
Total hotel revenue	$108,080	$—	$108,080	$99,618	$13,853	$113,471	8.49%	(4.75)%
Hotel EBITDA	$33,030	$—	$33,030	$29,971	$4,561	$34,532	10.21%	(4.35)%
Hotel EBITDA margin	30.56%		30.56%	30.09%		30.43%	0.47%	0.13%
Selected Operating Information:
RevPAR	$211.36	$—	$211.36	$217.11	$305.22	$223.10	(2.65)%	(5.26)%
Occupancy	83.00%	—%	83.00%	86.89%	79.96%	86.42%	(4.48)%	(3.96)%
ADR	$254.65	$—	$254.65	$249.86	$381.72	$258.15	1.92%	(1.36)%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Table excludes Seattle Courtyard Downtown which was sold on July 1, 2016.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$32,908	$—	$32,908	$31,082	$—	$31,082	5.87%	5.87%
Total hotel revenue	$45,781	$—	$45,781	$44,223	$—	$44,223	3.52%	3.52%
Hotel EBITDA	$13,892	$—	$13,892	$13,326	$—	$13,326	4.25%	4.25%
Hotel EBITDA margin	30.34%		30.34%	30.13%		30.13%	0.21%	0.21%
Selected Operating Information:
RevPAR	$219.17	$—	$219.17	$206.25	$—	$206.25	6.26%	6.26%
Occupancy	90.87%	—%	90.87%	89.12%	—%	89.12%	1.96%	1.96%
ADR	$241.19	$—	$241.19	$231.44	$—	$231.44	4.21%	4.21%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$19,528	$—	$19,528	$18,380	$—	$18,380	6.25%	6.25%
Total hotel revenue	$34,449	$—	$34,449	$31,996	$—	$31,996	7.67%	7.67%
Hotel EBITDA	$12,040	$—	$12,040	$10,132	$—	$10,132	18.83%	18.83%
Hotel EBITDA margin	34.95%		34.95%	31.67%		31.67%	3.28%	3.28%
Selected Operating Information:
RevPAR	$181.55	$—	$181.55	$170.26	$—	$170.26	6.63%	6.63%
Occupancy	85.20%	—%	85.20%	84.20%	—%	84.20%	1.19%	1.19%
ADR	$213.10	$—	$213.10	$202.21	$—	$202.21	5.39%	5.39%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$18,441	$—	$18,441	$19,994	$—	$19,994	(7.77)%	(7.77)%
Total hotel revenue	$24,551	$—	$24,551	$27,303	$—	$27,303	(10.08)%	(10.08)%
Hotel EBITDA	$4,203	$—	$4,203	$6,213	$—	$6,213	(32.35)%	(32.35)%
Hotel EBITDA margin	17.12%		17.12%	22.76%		22.76%	(5.64)%	(5.64)%
Selected Operating Information:
RevPAR	$162.77	$—	$162.77	$175.84	$—	$175.84	(7.43)%	(7.43)%
Occupancy	81.16%	—%	81.16%	81.87%	—%	81.87%	(0.87)%	(0.87)%
ADR	$200.55	$—	$200.55	$214.76	$—	$214.76	(6.62)%	(6.62)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$10,857	$—	$10,857	$10,418	$—	$10,418	4.21%	4.21%
Total hotel revenue	$14,259	$—	$14,259	$14,066	$—	$14,066	1.37%	1.37%
Hotel EBITDA	$3,947	$—	$3,947	$3,598	$—	$3,598	9.70%	9.70%
Hotel EBITDA margin	27.68%		27.68%	25.58%		25.58%	2.10%	2.10%
Selected Operating Information:
RevPAR	$641.46	$—	$641.46	$613.24	$—	$613.24	4.60%	4.60%
Occupancy	81.73%	—%	81.73%	84.64%	—%	84.64%	(3.44)%	(3.44)%
ADR	$784.89	$—	$784.89	$724.56	$—	$724.56	8.33%	8.33%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$13,253	$—	$13,253	$14,239	$—	$14,239	(6.92)%	(6.92)%
Total hotel revenue	$16,867	$—	$16,867	$17,756	$—	$17,756	(5.01)%	(5.01)%
Hotel EBITDA	$7,525	$—	$7,525	$7,760	$—	$7,760	(3.03)%	(3.03)%
Hotel EBITDA margin	44.61%		44.61%	43.70%		43.70%	0.91%	0.91%
Selected Operating Information:
RevPAR	$341.85	$—	$341.85	$365.96	$—	$365.96	(6.59)%	(6.59)%
Occupancy	79.44%	—%	79.44%	89.41%	—%	89.41%	(11.15)%	(11.15)%
ADR	$430.34	$—	$430.34	$409.30	$—	$409.30	5.14%	5.14%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$6,055	$3,473	$9,528	$—	$10,316	$10,316	—%	(7.64)%
Total hotel revenue	$7,053	$4,276	$11,329	$—	$12,399	$12,399	—%	(8.63)%
Hotel EBITDA	$3,433	$1,233	$4,666	$—	$5,393	$5,393	—%	(13.48)%
Hotel EBITDA margin	48.67%		41.19%	—%		43.50%	48.67%	(2.31)%
Selected Operating Information:
RevPAR	$529.26	$333.88	$436.22	$—	$470.64	$470.64	—%	(7.31)%
Occupancy	81.63%	75.52%	78.72%	—%	87.68%	87.68%	—%	(10.22)%
ADR	$648.33	$442.11	$554.13	$—	$536.76	$536.76	—%	3.24%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$4,920	$10,034	$14,954	$—	$14,545	$14,545	—%	2.81%
Total hotel revenue	$13,660	$18,810	$32,470	$—	$31,364	$31,364	—%	3.53%
Hotel EBITDA	$1,238	$6,968	$8,206	$—	$7,934	$7,934	—%	3.43%
Hotel EBITDA margin	9.06%		25.27%	—%		25.30%	9.06%	(0.03)%
Selected Operating Information:
RevPAR	$141.49	$586.82	$288.30	$—	$279.38	$279.38	—%	3.19%
Occupancy	57.59%	83.74%	66.21%	—%	66.02%	66.02%	—%	0.29%
ADR	$245.70	$700.74	$435.44	$—	$423.20	$423.20	—%	2.89%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$19,082	$—	$19,082	$21,010	$—	$21,010	(9.18)%	(9.18)%
Total hotel revenue	$23,142	$—	$23,142	$25,063	$—	$25,063	(7.66)%	(7.66)%
Hotel EBITDA	$8,703	$—	$8,703	$9,763	$—	$9,763	(10.86)%	(10.86)%
Hotel EBITDA margin	37.61%		37.61%	38.95%		38.95%	(1.34)%	(1.34)%
Selected Operating Information:
RevPAR	$140.08	$—	$140.08	$153.67	$—	$153.67	(8.84)%	(8.84)%
Occupancy	81.88%	—%	81.88%	82.46%	—%	82.46%	(0.70)%	(0.70)%
ADR	$171.07	$—	$171.07	$186.36	$—	$186.36	(8.20)%	(8.20)%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$14,905	$—	$14,905	$15,257	$—	$15,257	(2.31)%	(2.31)%
Total hotel revenue	$24,308	$—	$24,308	$24,153	$—	$24,153	0.64%	0.64%
Hotel EBITDA	$8,494	$—	$8,494	$8,323	$—	$8,323	2.05%	2.05%
Hotel EBITDA margin	34.94%		34.94%	34.46%		34.46%	0.48%	0.48%
Selected Operating Information:
RevPAR	$135.15	$—	$135.15	$137.83	$—	$137.83	(1.94)%	(1.94)%
Occupancy	72.24%	—%	72.24%	71.44%	—%	71.44%	1.12%	1.12%
ADR	$187.07	$—	$187.07	$192.93	$—	$192.93	(3.04)%	(3.04)%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$24,717	$—	$24,717	$28,102	$—	$28,102	(12.05)%	(12.05)%
Total hotel revenue	$28,400	$—	$28,400	$32,069	$—	$32,069	(11.44)%	(11.44)%
Hotel EBITDA	$10,301	$—	$10,301	$10,803	$—	$10,803	(4.65)%	(4.65)%
Hotel EBITDA margin	36.27%		36.27%	33.69%		33.69%	2.58%	2.58%
Selected Operating Information:
RevPAR	$222.61	$—	$222.61	$253.24	$—	$253.24	(12.10)%	(12.10)%
Occupancy	80.84%	—%	80.84%	90.05%	—%	90.05%	(10.23)%	(10.23)%
ADR	$275.39	$—	$275.39	$281.21	$—	$281.21	(2.07)%	(2.07)%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$25,024	$—	$25,024	$23,055	$—	$23,055	8.54%	8.54%
Total hotel revenue	$32,049	$—	$32,049	$29,436	$—	$29,436	8.88%	8.88%
Hotel EBITDA	$12,879	$—	$12,879	$12,067	$—	$12,067	6.73%	6.73%
Hotel EBITDA margin	40.19%		40.19%	40.99%		40.99%	(0.80)%	(0.80)%
Selected Operating Information:
RevPAR	$255.54	$—	$255.54	$235.03	$—	$235.03	8.73%	8.73%
Occupancy	89.69%	—%	89.69%	84.45%	—%	84.45%	6.20%	6.20%
ADR	$284.91	$—	$284.91	$278.30	$—	$278.30	2.38%	2.38%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$21,713	$—	$21,713	$21,654	$—	$21,654	0.27%	0.27%
Total hotel revenue	$38,829	$—	$38,829	$39,481	$—	$39,481	(1.65)%	(1.65)%
Hotel EBITDA	$8,243	$—	$8,243	$7,624	$—	$7,624	8.12%	8.12%
Hotel EBITDA margin	21.23%		21.23%	19.31%		19.31%	1.92%	1.92%
Selected Operating Information:
RevPAR	$441.86	$—	$441.86	$439.06	$—	$439.06	0.64%	0.64%
Occupancy	75.53%	—%	75.53%	81.51%	—%	81.51%	(7.34)%	(7.34)%
ADR	$585.02	$—	$585.02	$538.68	$—	$538.68	8.60%	8.60%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$12,800	$—	$12,800	$12,618	$—	$12,618	1.44%	1.44%
Total hotel revenue	$18,043	$—	$18,043	$18,236	$—	$18,236	(1.06)%	(1.06)%
Hotel EBITDA	$5,224	$—	$5,224	$5,140	$—	$5,140	1.63%	1.63%
Hotel EBITDA margin	28.95%		28.95%	28.19%		28.19%	0.76%	0.76%
Selected Operating Information:
RevPAR	$160.02	$—	$160.02	$157.16	$—	$157.16	1.82%	1.82%
Occupancy	83.03%	—%	83.03%	82.51%	—%	82.51%	0.63%	0.63%
ADR	$192.74	$—	$192.74	$190.49	$—	$190.49	1.18%	1.18%

PRIME PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$224,203	$13,507	$237,710	$222,778	$17,892	$240,670	0.64%	(1.23)%
Total hotel revenue	$321,391	$23,086	$344,477	$311,777	$35,768	$347,545	3.08%	(0.88)%
Hotel EBITDA	$100,132	$8,191	$108,323	$97,913	$10,163	$108,076	2.27%	0.23%
Hotel EBITDA margin	31.16%		31.45%	31.40%		31.10%	(0.24)%	0.35%
Selected Operating Information:
RevPAR	$212.01	$491.16	$219.08	$210.20	$628.23	$221.14	0.86%	(0.93)%
Occupancy	81.92%	80.63%	81.89%	83.65%	54.39%	82.89%	(2.07)%	(1.21)%
ADR	$258.79	$609.13	$267.53	$251.27	$1,155.08	$266.79	2.99%	0.28%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Table excludes Seattle Courtyard Downtown which was sold on July 1, 2016.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$42,963	$—	$42,963
Total hotel revenue	$60,170	$—	$60,170
Hotel EBITDA	$17,988	$—	$17,988
Hotel EBITDA margin	29.90%		29.90%
Selected Operating Information:
RevPAR	$214.01	$—	$214.01
Occupancy	89.90%	—%	89.90%
ADR	$238.06	$—	$238.06

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$24,712	$—	$24,712
Total hotel revenue	$44,511	$—	$44,511
Hotel EBITDA	$14,830	$—	$14,830
Hotel EBITDA margin	33.32%		33.32%
Selected Operating Information:
RevPAR	$171.84	$—	$171.84
Occupancy	84.57%	—%	84.57%
ADR	$203.18	$—	$203.18

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$25,473	$—	$25,473
Total hotel revenue	$34,128	$—	$34,128
Hotel EBITDA	$6,390	$—	$6,390
Hotel EBITDA margin	18.72%		18.72%
Selected Operating Information:
RevPAR	$168.16	$—	$168.16
Occupancy	81.88%	—%	81.88%
ADR	$205.37	$—	$205.37

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$14,486	$—	$14,486
Total hotel revenue	$19,127	$—	$19,127
Hotel EBITDA	$5,378	$—	$5,378
Hotel EBITDA margin	28.12%		28.12%
Selected Operating Information:
RevPAR	$640.14	$—	$640.14
Occupancy	82.20%	—%	82.20%
ADR	$778.80	$—	$778.80

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$17,780	$—	$17,780
Total hotel revenue	$22,546	$—	$22,546
Hotel EBITDA	$9,994	$—	$9,994
Hotel EBITDA margin	44.33%		44.33%
Selected Operating Information:
RevPAR	$343.04	$—	$343.04
Occupancy	80.44%	—%	80.44%
ADR	$426.48	$—	$426.48

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$6,055	$6,855	$12,910
Total hotel revenue	$7,053	$8,288	$15,341
Hotel EBITDA	$3,433	$2,800	$6,233
Hotel EBITDA margin	48.67%		40.63%
Selected Operating Information:
RevPAR	$529.26	$385.90	$442.07
Occupancy	81.63%	78.49%	79.72%
ADR	$648.33	$491.69	$554.53

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$4,920	$14,266	$19,186
Total hotel revenue	$13,660	$27,595	$41,255
Hotel EBITDA	$1,238	$8,734	$9,972
Hotel EBITDA margin	9.06%		24.17%
Selected Operating Information:
RevPAR	$141.49	$412.58	$276.67
Occupancy	57.59%	66.76%	62.16%
ADR	$245.70	$618.02	$445.09

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$25,332	$—	$25,332
Total hotel revenue	$30,722	$—	$30,722
Hotel EBITDA	$11,497	$—	$11,497
Hotel EBITDA margin	37.42%		37.42%
Selected Operating Information:
RevPAR	$139.09	$—	$139.09
Occupancy	81.37%	—%	81.37%
ADR	$170.93	$—	$170.93

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$19,547	$—	$19,547
Total hotel revenue	$32,156	$—	$32,156
Hotel EBITDA	$11,192	$—	$11,192
Hotel EBITDA margin	34.81%		34.81%
Selected Operating Information:
RevPAR	$132.56	$—	$132.56
Occupancy	71.17%	—%	71.17%
ADR	$186.26	$—	$186.26

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$32,864	$—	$32,864
Total hotel revenue	$37,695	$—	$37,695
Hotel EBITDA	$12,288	$—	$12,288
Hotel EBITDA margin	32.60%		32.60%
Selected Operating Information:
RevPAR	$221.61	$—	$221.61
Occupancy	82.65%	—%	82.65%
ADR	$268.12	$—	$268.12

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$30,717	$—	$30,717
Total hotel revenue	$40,261	$—	$40,261
Hotel EBITDA	$15,927	$—	$15,927
Hotel EBITDA margin	39.56%		39.56%
Selected Operating Information:
RevPAR	$234.73	$—	$234.73
Occupancy	86.99%	—%	86.99%
ADR	$269.83	$—	$269.83

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$27,854	$—	$27,854
Total hotel revenue	$49,626	$—	$49,626
Hotel EBITDA	$9,432	$—	$9,432
Hotel EBITDA margin	19.01%		19.01%
Selected Operating Information:
RevPAR	$423.95	$—	$423.95
Occupancy	73.98%	—%	73.98%
ADR	$573.07	$—	$573.07

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$16,566	$—	$16,566
Total hotel revenue	$23,688	$—	$23,688
Hotel EBITDA	$6,861	$—	$6,861
Hotel EBITDA margin	28.96%		28.96%
Selected Operating Information:
RevPAR	$154.92	$—	$154.92
Occupancy	81.60%	—%	81.60%
ADR	$189.84	$—	$189.84

PRIME PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$289,269	$21,121	$310,390
Total hotel revenue	$415,343	$35,883	$451,226
Hotel EBITDA	$126,458	$11,524	$137,982
Hotel EBITDA margin	30.45%		30.58%
Selected Operating Information:
RevPAR	$206.90	$403.53	$214.00
Occupancy	81.63%	70.74%	81.23%
ADR	$253.48	$570.46	$263.44
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Table excludes Seattle Courtyard Downtown which was sold on July 1, 2016.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017	2017	2017	2017	2017	2017	2017	2016	2016	2016
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total Hotel Revenue	$108,080	$—	$108,080	$116,055	$1,571	$117,626	$97,256	$21,515	$118,771	$93,952	$12,797	$106,749
Hotel EBITDA	$33,030	$—	$33,030	$38,371	$562	$38,933	$28,731	$7,629	$36,360	$26,326	$3,333	$29,659
Hotel EBITDA Margin	30.56%		30.56%	33.06%		33.10%	29.54%		30.61%	28.02%		27.78%

EBITDA % of Total TTM	26.1%		23.9%	30.4%		28.2%	22.7%		26.4%	20.8%		21.5%

JV Interests in EBITDA	$1,618	$—	$1,618	$2,642	$—	$2,642	$2,223	$—	$2,223	$1,722	$—	$1,722

	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017
	TTM	TTM	TTM
Total Hotel Revenue	$415,343	$35,883	$451,226
Hotel EBITDA	$126,458	$11,524	$137,982
Hotel EBITDA Margin	30.45%		30.58%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$8,205	$—	$8,205
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
SEPTEMBER 30, 2017
(in thousands, except share price)
(unaudited)

September 30, 2017
End of quarter common shares outstanding	31,951
Partnership units outstanding (common stock equivalents)	5,367
Combined common shares and partnership units outstanding	37,318
Common stock price at quarter end	$9.50
Market capitalization at quarter end	$354,521
Series B convertible preferred stock	$124,146
Debt on balance sheet date	$914,079
Joint venture partner's share of consolidated debt	$(47,620)
Net working capital (see below)	$(145,870)
Total enterprise value (TEV)	$1,199,256

Ashford Inc. Investment:
Common stock owned at end of quarter	195
Common stock price at quarter end	$60.60
Market value of Ashford Inc. investment	$11,810

Cash and cash equivalents	$123,051
Restricted cash	$29,830
Accounts receivable, net	$18,917
Insurance receivable	$16,426
Prepaid expenses	$4,269
Due from affiliates, net	$(735)
Due from third-party hotel managers, net	$5,098
Market value of Ashford Inc. investment	$11,810
Total current assets	$208,666

Accounts payable, net & accrued expenses	$54,197
Dividends payable	$8,599
Total current liabilities	$62,796

Net working capital*	$145,870
* Includes the Company's pro rata share of net working capital in joint ventures.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2017				2018
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
		Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated	Estimated
Capital Hilton Washington D.C.	550				x	x		x	x
Chicago Sofitel Magnificent Mile	415	x			x	x	x
Key West Pier House Resort	142			x	x			x
Philadelphia Courtyard Downtown	499	x							x
San Francisco Courtyard Downtown	405	x	x	x	x	x	x		x
St. Thomas Ritz-Carlton	180			x	x	x	x	x	x
Total		3	1	3	5	4	3	3	4

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2017-2018 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2017	2017	2017	2016	September 30, 2017
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$10,705	$21,607	$14,951	$12,615	$59,878
(Income) loss from consolidated entities attributable to noncontrolling interest	(872)	(1,825)	(1,444)	(971)	(5,112)
Net income (loss) attributable to the Company	9,833	19,782	13,507	11,644	54,766
Non-property adjustments	1,008	—	—	1	1,009
Interest income	(18)	(10)	(10)	(10)	(48)
Interest expense	2,744	2,204	1,280	1,672	7,900
Amortization of loan costs	307	271	130	135	843
Depreciation and amortization	14,134	13,468	11,851	11,555	51,008
Income tax expense (benefit)	(404)	366	133	(21)	74
Non-hotel EBITDA ownership expense	4,554	465	396	379	5,794
Income (loss) from consolidated entities attributable to noncontrolling interest	872	1,825	1,444	971	5,112
Hotel EBITDA including amounts attributable to noncontrolling interest	33,030	38,371	28,731	26,326	126,458
Non-comparable adjustments	—	562	7,629	3,333	11,524
Comparable hotel EBITDA	$33,030	$38,933	$36,360	$29,659	$137,982

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$767	$2,504	$241	$1,147	$(1,139)	$1,250	$(23)	$1,399	$1,152	$2,941	$—	$4,294	$(4,081)	$253	$10,705	$(10,922)	$(217)
(Income) loss from consolidated entities attributable to noncontrolling interest	(225)	(647)	—	—	—	—	—	—	—	—	—	—	—	—	(872)	(271)	(1,143)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	360	360
Net income (loss) attributable to the Company	542	1,857	241	1,147	(1,139)	1,250	(23)	1,399	1,152	2,941	—	4,294	(4,081)	253	9,833	(10,833)	(1,000)
Non-property adjustments	—	—	—	—	318	—	—	—	—	—	—	—	680	10	1,008	(1,008)	—
Interest income	(9)	(4)	—	—	—	—	—	(1)	—	—	—	(3)	(1)	—	(18)	(180)	(198)
Interest expense	—	—	719	185	—	492	684	—	—	—	—	—	664	—	2,744	6,510	9,254
Amortization of loan cost	—	—	—	11	—	33	129	—	—	—	—	—	134	—	307	1,049	1,356
Depreciation and amortization	1,644	1,481	1,193	641	736	654	820	1,516	1,232	1,302	—	1,027	944	944	14,134	(1)	14,133
Income tax expense (benefit)	(184)	(187)	—	—	—	—	—	4	—	—	—	—	(37)	—	(404)	737	333
Non-hotel EBITDA ownership expense	421	41	11	159	1,233	20	75	8	18	37	—	72	2,422	37	4,554	(4,554)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	225	647	—	—	—	—	—	—	—	—	—	—	—	—	872	(872)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,639	3,835	2,164	2,143	1,148	2,449	1,685	2,926	2,402	4,280	—	5,390	725	1,244	33,030	(9,152)	23,878
Less: EBITDA adjustments attributable to noncontrolling interest	(435)	(311)	—	—	—	—	—	—	—	—	—	—	—	—	(746)	(384)	(1,130)
(Income) loss from consolidated entities attributable to noncontrolling interest	(225)	(647)	—	—	—	—	—	—	—	—	—	—	—	—	(872)	872	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(360)	(360)
Hotel EBITDA attributable to the Company and OP unitholders	$1,979	$2,877	$2,164	$2,143	$1,148	$2,449	$1,685	$2,926	$2,402	$4,280	$—	$5,390	$725	$1,244	$31,412	$(9,024)	$22,388
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,639	$3,835	$2,164	$2,143	$1,148	$2,449	$1,685	$2,926	$2,402	$4,280	$—	$5,390	$725	$1,244	$33,030
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,639	$3,835	$2,164	$2,143	$—	$2,449	$1,685	$2,926	$2,402	$—	$—	$5,390	$—	$1,244	$26,877
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,639	$3,835	$2,164	$2,143	$—	$2,449	$1,685	$2,926	$2,402	$—	$—	$5,390	$—	$1,244	$26,877

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

GACC Sofitel - 1 hotel	$—	$—	$2,164	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,164
Credit Agricole Pier House - 1 hotel	—	—	—	—	1,148	—	—	—	—	—	—	—	—	—	1,148
BAML Bardessono - 1 hotel	—	—	—	2,143	—	—	—	—	—	—	—	—	—	—	2,143
BAML Hotel Yountville - 1 hotel	—	—	—	—	—	2,449	—	—	—	—	—	—	—	—	2,449
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	—	725	—	725
Aareal - 2 hotels	2,639	3,835	—	—	—	—	—	—	—	—	—	—	—	—	6,474
Morgan Stanley Pool -5 hotels	—	—	—	—	—	—	—	2,926	2,402	4,280	—	5,390	—	1,244	16,242
JP Morgan Park Hyatt Beaver Creek -1 hotel	—	—	—	—	—	—	1,685	—	—	—	—	—	—	—	1,685
Total	$2,639	$3,835	$2,164	$2,143	$1,148	$2,449	$1,685	$2,926	$2,402	$4,280	$—	$5,390	$725	$1,244	$33,030
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Key West Pier House Resort, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$4,433	$2,643	$1,416	$785	$1,995	$297	$(2,032)	$2,548	$1,792	$1,605	$10	$3,895	$1,435	$785	$21,607	$(21,221)	$386
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,141)	(684)	—	—	—	—	—	—	—	—	—	—	—	—	(1,825)	211	(1,614)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	344	344
Net income (loss) attributable to the Company	3,292	1,959	1,416	785	1,995	297	(2,032)	2,548	1,792	1,605	10	3,895	1,435	785	19,782	(20,666)	(884)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(4)	(1)	—	—	—	—	—	—	—	(1)	—	(3)	(1)	—	(10)	(155)	(165)
Interest expense	—	—	669	—	—	258	644	—	—	—	—	—	633	—	2,204	6,378	8,582
Amortization of loan cost	—	—	—	—	—	11	128	—	—	—	—	—	132	—	271	1,078	1,349
Depreciation and amortization	1,582	1,509	1,123	627	713	365	812	1,519	1,241	1,141	—	1,013	885	938	13,468	1	13,469
Income tax expense (benefit)	184	154	—	—	—	—	—	5	—	—	—	—	23	—	366	113	479
Non-hotel EBITDA ownership expense	53	13	7	159	7	53	1	122	3	38	—	17	3	(11)	465	(465)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	1,141	684	—	—	—	—	—	—	—	—	—	—	—	—	1,825	(1,825)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,248	4,318	3,215	1,571	2,715	984	(447)	4,194	3,036	2,783	10	4,922	3,110	1,712	38,371	(15,541)	22,830
Less: EBITDA adjustments attributable to noncontrolling interest	(421)	(396)	—	—	—	—	—	—	—	—	—	—	—	—	(817)	(451)	(1,268)
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,141)	(684)	—	—	—	—	—	—	—	—	—	—	—	—	(1,825)	1,825	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(344)	(344)
Hotel EBITDA attributable to the Company and OP unitholders	$4,686	$3,238	$3,215	$1,571	$2,715	$984	$(447)	$4,194	$3,036	$2,783	$10	$4,922	$3,110	$1,712	$35,729	$(14,511)	$21,218
Non-comparable adjustments	—	—	—	—	—	572	—	—	—	—	(10)	—	—	—	562
Comparable hotel EBITDA	$6,248	$4,318	$3,215	$1,571	$2,715	$1,556	$(447)	$4,194	$3,036	$2,783	$—	$4,922	$3,110	$1,712	$38,933

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

GACC Sofitel - 1 hotel	$—	$—	$3,215	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,215
Credit Agricole Pier House - 1 hotel	—	—	—	—	2,715	—	—	—	—	—	—	—	—	—	2,715
BAML Bardessono - 1 hotel	—	—	—	1,571	—	—	—	—	—	—	—	—	—	—	1,571
BAML Hotel Yountville - 1 hotel	—	—	—	—	—	1,556	—	—	—	—	—	—	—	—	1,556
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	—	3,110	—	3,110
Aareal - 2 hotels	6,248	4,318	—	—	—	—	—	—	—	—	—	—	—	—	10,566
Morgan Stanley Pool -5 hotels	—	—	—	—	—	—	—	4,194	3,036	2,783	—	4,922	—	1,712	16,647
JP Morgan Park Hyatt Beaver Creek -1 hotel	—	—	—	—	—	—	(447)	—	—	—	—	—	—	—	(447)
Total	$6,248	$4,318	$3,215	$1,571	$2,715	$1,556	$(447)	$4,194	$3,036	$2,783	$—	$4,922	$3,110	$1,712	$38,933
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$3,286	$2,265	$(2,768)	$(547)	$2,963	$—	$(7)	$10	$1,867	$2,217	$—	$1,570	$2,749	$1,346	$14,951	$(15,240)	$(289)
(Income) loss from consolidated entities attributable to noncontrolling interest	(854)	(590)	—	—	—	—	—	—	—	—	—	—	—	—	(1,444)	1,465	21
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	255	255
Net income (loss) attributable to the Company	2,432	1,675	(2,768)	(547)	2,963	—	(7)	10	1,867	2,217	—	1,570	2,749	1,346	13,507	(13,520)	(13)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	—	—	(3)	—	(3)	(1)	—	(10)	(102)	(112)
Interest expense	—	—	617	—	—	—	7	54	—	—	—	—	602	—	1,280	5,873	7,153
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	130	—	130	919	1,049
Depreciation and amortization	1,588	1,518	972	618	689	—	—	1,507	1,188	989	—	994	855	933	11,851	120	11,971
Income tax expense (benefit)	—	94	(1)	—	—	—	—	2	(1)	—	—	—	39	—	133	(611)	(478)
Non-hotel EBITDA ownership expense	133	11	4	162	10	—	—	10	2	35	—	6	34	(11)	396	(396)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	854	590	—	—	—	—	—	—	—	—	—	—	—	—	1,444	(1,444)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	5,005	3,887	(1,176)	233	3,662	—	—	1,583	3,056	3,238	—	2,567	4,408	2,268	28,731	(9,161)	19,570
Less: EBITDA adjustments attributable to noncontrolling interest	(397)	(382)	—	—	—	—	—	—	—	—	—	—	—	—	(779)	(402)	(1,181)
(Income) loss from consolidated entities attributable to noncontrolling interest	(854)	(590)	—	—	—	—	—	—	—	—	—	—	—	—	(1,444)	1,444	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(255)	(255)
Hotel EBITDA attributable to the Company and OP unitholders	$3,754	$2,915	$(1,176)	$233	$3,662	$—	$—	$1,583	$3,056	$3,238	$—	$2,567	$4,408	$2,268	$26,508	$(8,374)	$18,134
Non-comparable adjustments	—	—	—	—	—	661	6,968	—	—	—	—	—	—	—	7,629
Comparable hotel EBITDA	$5,005	$3,887	$(1,176)	$233	$3,662	$661	$6,968	$1,583	$3,056	$3,238	$—	$2,567	$4,408	$2,268	$36,360

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

GACC Sofitel - 1 hotel	$—	$—	$(1,176)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(1,176)
Credit Agricole Pier House - 1 hotel	—	—	—	—	3,662	—	—	—	—	—	—	—	—	—	3,662
BAML Bardessono - 1 hotel	—	—	—	233	—	—	—	—	—	—	—	—	—	—	233
BAML Hotel Yountville - 1 hotel	—	—	—	—	—	661	—	—	—	—	—	—	—	—	661
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	—	4,408	—	4,408
Aareal - 2 hotels	5,005	3,887	—	—	—	—	—	—	—	—	—	—	—	—	8,892
Morgan Stanley Pool -5 hotels	—	—	—	—	—	—	—	1,583	3,056	3,238	—	2,567	—	2,268	12,712
JP Morgan Park Hyatt Beaver Creek -1 hotel	—	—	—	—	—	—	6,968	—	—	—	—	—	—	—	6,968
Total	$5,005	$3,887	$(1,176)	$233	$3,662	$661	$6,968	$1,583	$3,056	$3,238	$—	$2,567	$4,408	$2,268	$36,360
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2016
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$2,448	$1,204	$586	$663	$1,781	$—	$—	$818	$1,533	$1,160	$—	$2,078	$(353)	$697	$12,615	$(11,770)	$845
(Income) loss from consolidated entities attributable to noncontrolling interest	(645)	(326)	—	—	—	—	—	—	—	—	—	—	—	—	(971)	435	(536)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	95	95
Net income (loss) attributable to the Company	1,803	878	586	663	1,781	—	—	818	1,533	1,160	—	2,078	(353)	697	11,644	(11,240)	404
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	1	—	1	(1)	—
Interest income	—	—	—	—	—	—	—	(1)	(1)	(4)	—	(3)	(1)	—	(10)	(25)	(35)
Interest expense	—	—	586	—	—	—	—	496	—	—	—	—	590	—	1,672	7,380	9,052
Amortization of loan cost	—	—	—	—	—	—	—	8	—	—	—	—	127	—	135	628	763
Depreciation and amortization	1,582	1,512	951	610	687	—	—	1,470	1,174	825	—	964	831	949	11,555	—	11,555
Income tax expense (benefit)	29	(32)	—	—	—	—	—	(2)	—	—	—	—	(16)	—	(21)	573	552
Non-hotel EBITDA ownership expense	37	106	64	158	1	—	—	5	(8)	6	—	9	10	(9)	379	(379)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	645	326	—	—	—	—	—	—	—	—	—	—	—	—	971	(971)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	4,096	2,790	2,187	1,431	2,469	—	—	2,794	2,698	1,987	—	3,048	1,189	1,637	26,326	(4,035)	22,291
Less: EBITDA adjustments attributable to noncontrolling interest	(379)	(372)	—	—	—	—	—	—	—	—	—	—	—	—	(751)	(388)	(1,139)
(Income) loss from consolidated entities attributable to noncontrolling interest	(645)	(326)	—	—	—	—	—	—	—	—	—	—	—	—	(971)	971	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(95)	(95)
Hotel EBITDA attributable to the Company and OP unitholders	$3,072	$2,092	$2,187	$1,431	$2,469	$—	$—	$2,794	$2,698	$1,987	$—	$3,048	$1,189	$1,637	$24,604	$(3,547)	$21,057
Non-comparable adjustments	—	—	—	—	—	1,567	1,766	—	—	—	—	—	—	—	3,333
Comparable hotel EBITDA	$4,096	$2,790	$2,187	$1,431	$2,469	$1,567	$1,766	$2,794	$2,698	$1,987	$—	$3,048	$1,189	$1,637	$29,659

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

GACC Sofitel - 1 hotel	$—	$—	$2,187	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,187
Credit Agricole Pier House - 1 hotel	—	—	—	—	2,469	—	—	—	—	—	—	—	—	—	2,469
BAML Bardessono - 1 hotel	—	—	—	1,431	—	—	—	—	—	—	—	—	—	—	1,431
BAML Hotel Yountville - 1 hotel	—	—	—	—	—	1,567	—	—	—	—	—	—	—	—	1,567
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	—	1,189	—	1,189
Aareal - 2 hotels	4,096	2,790	—	—	—	—	—	—	—	—	—	—	—	—	6,886
Morgan Stanley Pool -5 hotels	—	—	—	—	—	—	—	2,794	2,698	1,987	—	3,048	—	1,637	12,164
JP Morgan Park Hyatt Beaver Creek -1 hotel	—	—	—	—	—	—	1,766	—	—	—	—	—	—	—	1,766
Total	$4,096	$2,790	$2,187	$1,431	$2,469	$1,567	$1,766	$2,794	$2,698	$1,987	$—	$3,048	$1,189	$1,637	$29,659
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2016
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$1,697	$1,937	$1,515	$1,137	$987	$—	$—	$2,090	$1,211	$3,114	$26,356	$4,426	$(1,488)	$17	$42,999	$(21,677)	$21,322
(Income) loss from consolidated entities attributable to noncontrolling interest	(457)	(508)	—	—	—	—	—	—	—	—	—	—	—	—	(965)	(1,539)	(2,504)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,960)	(1,960)
Net income (loss) attributable to the Company	1,240	1,429	1,515	1,137	987	—	—	2,090	1,211	3,114	26,356	4,426	(1,488)	17	42,034	(25,176)	16,858
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	(26,359)	—	1	—	(26,358)	26,358	—
Interest income	—	—	—	—	—	—	—	(1)	(1)	(4)	—	(2)	(1)	—	(9)	(41)	(50)
Interest expense	—	—	572	—	—	—	—	499	—	—	—	—	584	—	1,655	7,373	9,028
Amortization of loan cost	—	—	—	—	—	—	—	8	—	—	—	—	125	—	133	634	767
Depreciation and amortization	1,586	1,504	931	605	678	—	—	1,467	1,055	673	—	952	778	946	11,175	—	11,175
Income tax expense (benefit)	—	71	—	—	—	—	—	13	—	—	—	—	(31)	—	53	(557)	(504)
Non-hotel EBITDA ownership expense	(55)	13	8	174	11	—	—	5	8	24	(1)	10	139	(13)	323	(323)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	457	508	—	—	—	—	—	—	—	—	—	—	—	—	965	(965)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,228	3,525	3,026	1,916	1,676	—	—	4,081	2,273	3,807	(4)	5,386	107	950	29,971	7,303	37,274
Less: EBITDA adjustments attributable to noncontrolling interest	(372)	(352)	—	—	—	—	—	—	—	—	—	—	—	—	(724)	(407)	(1,131)
(Income) loss from consolidated entities attributable to noncontrolling interest	(457)	(508)	—	—	—	—	—	—	—	—	—	—	—	—	(965)	965	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,960	1,960
Hotel EBITDA attributable to the Company and OP unitholders	$2,399	$2,665	$3,026	$1,916	$1,676	$—	$—	$4,081	$2,273	$3,807	$(4)	$5,386	$107	$950	$28,282	$9,821	$38,103
Non-comparable adjustments	—	—	—	—	—	2,746	1,811	—	—	—	4	—	—	—	4,561
Comparable hotel EBITDA	$3,228	$3,525	$3,026	$1,916	$1,676	$2,746	$1,811	$4,081	$2,273	$3,807	$—	$5,386	$107	$950	$34,532
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,228	$3,525	$3,026	$1,916	$—	$—	$—	$4,081	$2,273	$—	$(4)	$5,386	$—	$950	$24,381
Non-comparable adjustments	—	—	—	—	—	2,746	1,811	—	—	—	4	—	—	—	4,561
Comparable hotel EBITDA	$3,228	$3,525	$3,026	$1,916	$—	$2,746	$1,811	$4,081	$2,273	$—	$—	$5,386	$—	$950	$28,942
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Key West Pier House Resort, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$8,486	$7,412	$(1,111)	$1,385	$3,819	$1,547	$(2,062)	$3,957	$4,811	$6,763	$10	$9,759	$103	$2,384	$47,263	$(47,383)	$(120)
(Income) loss from consolidated entities attributable to noncontrolling interest	(2,220)	(1,921)	—	—	—	—	—	—	—	—	—	—	—	—	(4,141)	1,405	(2,736)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	958	958
Net income (loss) attributable to the Company	6,266	5,491	(1,111)	1,385	3,819	1,547	(2,062)	3,957	4,811	6,763	10	9,759	103	2,384	43,122	(45,020)	(1,898)
Non-property adjustments	—	—	—	—	318	—	—	—	—	—	—	—	680	10	1,008	(1,008)	—
Interest income	(15)	(6)	—	—	—	—	—	(1)	—	(4)	—	(9)	(3)	—	(38)	(437)	(475)
Interest expense	—	—	2,005	185	—	750	1,335	54	—	—	—	—	1,899	—	6,228	18,761	24,989
Amortization of loan cost	—	—	—	11	—	44	257	—	—	—	—	—	396	—	708	3,046	3,754
Depreciation and amortization	4,814	4,508	3,288	1,886	2,138	1,019	1,632	4,542	3,661	3,432	—	3,034	2,684	2,815	39,453	120	39,573
Income tax expense (benefit)	—	61	(1)	—	—	—	—	11	(1)	—	—	—	25	—	95	239	334
Non-hotel EBITDA ownership expense	607	65	22	480	1,250	73	76	140	23	110	—	95	2,459	15	5,415	(5,415)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	2,220	1,921	—	—	—	—	—	—	—	—	—	—	—	—	4,141	(4,141)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	13,892	12,040	4,203	3,947	7,525	3,433	1,238	8,703	8,494	10,301	10	12,879	8,243	5,224	100,132	(33,855)	66,277
Less: EBITDA adjustments attributable to noncontrolling interest	(1,253)	(1,089)	—	—	—	—	—	—	—	—	—	—	—	—	(2,342)	(1,237)	(3,579)
(Income) loss from consolidated entities attributable to noncontrolling interest	(2,220)	(1,921)	—	—	—	—	—	—	—	—	—	—	—	—	(4,141)	4,141	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(958)	(958)
Hotel EBITDA attributable to the Company and OP unitholders	$10,419	$9,030	$4,203	$3,947	$7,525	$3,433	$1,238	$8,703	$8,494	$10,301	$10	$12,879	$8,243	$5,224	$93,649	$(31,909)	$61,740
Non-comparable adjustments	—	—	—	—	—	1,233	6,968	—	—	—	(10)	—	—	—	8,191
Comparable hotel EBITDA	$13,892	$12,040	$4,203	$3,947	$7,525	$4,666	$8,206	$8,703	$8,494	$10,301	$—	$12,879	$8,243	$5,224	$108,323
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$13,892	$12,040	$4,203	$3,947	$—	$3,433	$1,238	$8,703	$8,494	$—	$10	$12,879	$—	$5,224	$74,063
Non-comparable adjustments	—	—	—	—	—	1,233	6,968	—	—	—	(10)	—	—	—	8,191
Comparable hotel EBITDA	$13,892	$12,040	$4,203	$3,947	$—	$4,666	$8,206	$8,703	$8,494	$—	$—	$12,879	$—	$5,224	$82,254
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Key West Pier House Resort, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2016
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$8,786	$5,678	$1,180	$1,279	$5,730	$—	$—	$3,616	$5,116	$8,930	$28,725	$9,209	$3,017	$2,322	$83,588	$(60,113)	$23,475
(Income) loss from consolidated entities attributable to noncontrolling interest	(2,295)	(1,490)	—	—	—	—	—	—	—	—	—	—	—	—	(3,785)	1,216	(2,569)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,994)	(1,994)
Net income (loss) attributable to the Company	6,491	4,188	1,180	1,279	5,730	—	—	3,616	5,116	8,930	28,725	9,209	3,017	2,322	79,803	(60,891)	18,912
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	(26,359)	—	42	—	(26,317)	26,317	—
Interest income	—	—	—	—	—	—	—	(3)	(2)	(12)	—	(6)	(2)	—	(25)	(107)	(132)
Interest expense	—	—	1,676	—	—	—	—	1,481	—	—	—	—	1,728	—	4,885	23,775	28,660
Amortization of loan cost	—	—	119	—	—	—	—	24	—	—	—	—	376	—	519	1,887	2,406
Depreciation and amortization	4,687	4,497	3,198	1,789	2,016	—	—	4,384	3,150	1,851	834	2,838	2,318	2,780	34,342	—	34,342
Income tax expense (benefit)	—	(88)	—	—	—	—	—	20	—	—	—	—	(1)	—	(69)	1,091	1,022
Non-hotel EBITDA ownership expense	(147)	45	40	530	14	—	—	241	59	34	(36)	26	146	38	990	(990)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	2,295	1,490	—	—	—	—	—	—	—	—	—	—	—	—	3,785	(3,785)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	13,326	10,132	6,213	3,598	7,760	—	—	9,763	8,323	10,803	3,164	12,067	7,624	5,140	97,913	(12,703)	85,210
Less: EBITDA adjustments attributable to noncontrolling interest	(1,042)	(1,038)	—	—	—	—	—	—	—	—	—	—	—	—	(2,080)	(1,273)	(3,353)
(Income) loss from consolidated entities attributable to noncontrolling interest	(2,295)	(1,490)	—	—	—	—	—	—	—	—	—	—	—	—	(3,785)	3,785	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,994	1,994
Hotel EBITDA attributable to the Company and OP unitholders	$9,989	$7,604	$6,213	$3,598	$7,760	$—	$—	$9,763	$8,323	$10,803	$3,164	$12,067	$7,624	$5,140	$92,048	$(8,197)	$83,851
Non-comparable adjustments	—	—	—	—	—	5,393	7,934	—	—	—	(3,164)	—	—	—	10,163
Comparable hotel EBITDA	$13,326	$10,132	$6,213	$3,598	$7,760	$5,393	$7,934	$9,763	$8,323	$10,803	$—	$12,067	$7,624	$5,140	$108,076
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$13,326	$10,132	$6,213	$3,598	$—	$—	$—	$9,763	$8,323	$—	$3,164	$12,067	$—	$5,140	$71,726
Non-comparable adjustments	—	—	—	—	—	5,393	7,934	—	—	—	(3,164)	—	—	—	10,163
Comparable hotel EBITDA	$13,326	$10,132	$6,213	$3,598	$—	$5,393	$7,934	$9,763	$8,323	$—	$—	$12,067	$—	$5,140	$81,889
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Key West Pier House Resort, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton